      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 2, 1997


POST-EFFECTIVE AMENDMENT NO. 3 TO REGISTRATION STATEMENT NO.
333-13307                                             REGISTRATION NO. 333-28649

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------


                                AMENDMENT NO. 2
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                                 --------------

          NORTHWEST AIRLINES                       NORTHWEST AIRLINES,
             CORPORATION                                   INC.
           (Exact name of Registrants as specified in their charters)
               DELAWARE                                 MINNESOTA
         (State or other jurisdiction of incorporation or organization)
                 4512                                      4512
            (Primary Standard Industrial Classification Code Number)
              95-4205287                                41-0449230
                    (I.R.S. Employer Identification Number)

                                 --------------

                             2700 LONE OAK PARKWAY
                             EAGAN, MINNESOTA 55121
                                 (612) 726-2111
  (Address, including zip code, and telephone number, including area code, of
                   Registrants' principal executive offices)
                               ------------------

                           DOUGLAS M. STEENLAND, ESQ.
              SENIOR VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                         NORTHWEST AIRLINES CORPORATION
                             2700 LONE OAK PARKWAY
                             EAGAN, MINNESOTA 55121
                                 (612) 726-2111
 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                               ------------------

                                    COPY TO:

                             WILSON S. NEELY, ESQ.
                           SIMPSON THACHER & BARTLETT
                              425 LEXINGTON AVENUE
                         NEW YORK, NEW YORK 10017-3954
                                 (212) 455-2000
                                 --------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
   From time to time after the effective date of this registration statement.

    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. /X/

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

                                                   (CONTINUED ON FOLLOWING PAGE)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(CONTINUED FROM PREVIOUS PAGE)


    Pursuant to Rule 429 of the Rules and Regulations of the Securities and Exchange Commission under the Securities Act of 1933, as amended, the Forms of Prospectus included in this Registration Statement also relate to an aggregate remaining amount of $250,000,000 of the classes of Securities covered by such Forms of Prospectus previously registered under the Registration Statement on Form S-3 (File No. 333-13307). A filing fee of $86,206.90 was paid on October 2, 1996 and November 12, 1996 in connection with such remaining amount. This Registration Statement is a new Registration Statement and also constitutes Post-Effective Amendment No. 3 to Registration Statement No. 333-13307 and such Post-Effective Amendment shall hereafter become effective concurrently with the effectiveness of this Registration Statement and in accordance with Section 8(c) of the Securities Act of 1933, as amended.

                                 --------------

    The Registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said
Section 8(a), may determine.
                                 --------------

                                EXPLANATORY NOTE


    The Registration Statement consists of two separate Prospectuses, covering securities to be registered as follows:


    (1) Debt Securities and Warrants to purchase Debt Securities of Northwest Airlines, Inc. and Guarantees of such Debt Securities by Northwest Airlines Corporation; and

    (2) Pass Through Certificates of Northwest Airlines, Inc. and related Guarantees of Northwest Airlines Corporation.

    Separate financial statements of Northwest Airlines, Inc. are not being provided because all of the securities being issued by Northwest Airlines, Inc. under this Registration Statement are fully and unconditionally guaranteed by Northwest Airlines Corporation and such separate financial statements are therefore not deemed material.


    This Amendment No. 2 to the Registration Statement is being filed solely for the purpose of filing Exhibit 1(a) to the Registration Statement, and no changes or additions are being made hereby to the Forms of Prospectus which form part of the Registration Statement. Accordingly, the Forms of Prospectus have been omitted from this filing.

                                    PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

    The estimated expenses in connection with the issuance and distribution of the securities being registered, other than underwriting discounts and commissions, are set forth in the following table.

Securities and Exchange Commission fee......................  $  86,207
Printing and engraving expenses.............................    100,000*
Accountants' fees and expenses..............................     25,000*
Legal fees and expenses.....................................    200,000*
Blue Sky fees and expenses..................................     20,000*
Trustees' fees and expenses.................................     10,000*
Rating Agency fees..........................................    247,000*
Miscellaneous...............................................     91,793*
                                                              ---------
    Total...................................................  $ 780,000*
                                                              ---------
                                                              ---------

--------------

*Estimated and subject to future contingencies.

ITEM 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS

    Section 302A.521 of the Minnesota Business Corporation Act (the "Minnesota Law") requires a Minnesota corporation to indemnify a person made or threatened to be made a party to a proceeding by reason of the former or present official capacity of the person against judgments, penalties, fines and reasonable expenses (including attorneys' fees), provided that the person has not otherwise been indemnified, was acting in good faith, received no improper personal benefit as a result of the conduct in question, in the case of a criminal proceeding, had no reasonable cause to believe the conduct was unlawful and, depending upon the capacity in which such person was acting, believed that the conduct was in the best interests of the corporation or was not considered to be opposed to the best interests of the corporation. Under Minnesota Law, the termination of a proceeding by judgment, order, settlement, conviction or upon a pleading of NOLO CONTENDERE or its equivalent does not, of itself, establish that a person is not eligible for indemnification. Minnesota corporations are permitted to include provisions in their bylaws or articles of incorporation that prohibit or limit indemnification otherwise required by Minnesota law.

    Section 7 of Northwest Airlines, Inc.'s ("Northwest") bylaws (filed as
Exhibit 4(o)) requires Northwest to indemnify any persons, including officers and directors as permitted by Section 302A.521 of the Minnesota Law. In addition, Section 7 also specifies that Northwest shall indemnify its officers and directors against all costs and expenses incurred in connection with or arising out of any action, suit or proceeding in which such officer or director may be involved as a result of being or having been a director or officer of Northwest. However, Section 7 prohibits indemnification when an action, suit or proceeding results in an officer or director being adjudicated derelict in the performance of his or her duties as an officer or director, or when a settlement or compromise is effected when the total cost of such settlement substantially exceeds the expense which might reasonably be incurred in litigating the matter to a final conclusion.

    Section 145 of the General Corporation Law of the State of Delaware (the "Delaware Law") empowers a Delaware corporation to indemnify any persons who are, or are threatened to be made, parties to any threatened, pending or completed legal action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation), by reason of the fact that such person is or was an officer, director, employee or agent of such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. The indemnity may include expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, provided that such officer, director, employee or agent acted in good faith and in a manner he reasonably believed to be in or not opposed to the corporation's best interests, and, for criminal proceedings, had no reasonable cause to believe his conduct was unlawful. A Delaware corporation may indemnify officers and directors in an action by or in the right of the corporation under the same conditions, except that no indemnification is permitted without judicial approval if the officer or director is adjudged to be liable to the corporation. Where an officer or director is successful on the merits or otherwise in the defense of any action referred to above, the corporation must indemnify him against the expenses which such officer or director actually and reasonably incurred.

    In accordance with Section 102(b)(7) of the Delaware Law, the Second Amended and Restated Certificate of Incorporation of Northwest Airlines Corporation ("NWA Corp.") provides that the directors of NWA Corp. shall not be personally liable to NWA Corp. or its stockholders for monetary damages for violations of their fiduciary duty.

    Article VIII of the bylaws, as amended and restated, of NWA Corp. (filed as Exhibit 4(m)) provides for indemnification of the officers and directors of NWA Corp. to the full extent permitted by applicable law.

ITEM 16. EXHIBITS

    The following Exhibits are filed as part of this Registration Statement:


Exhibit 1(a)        Form of Underwriting Agreement for Debt Securities or
                    Warrants to Purchase Debt Securities of Northwest.*

Exhibit 1(b) Form of Underwriting Agreement for Pass Through Certificates of Northwest (filed as Exhibit 1(b) to the Registration
                    Statement on Form S-3 (file No. 33-74772) (the "S-3") and incorporated herein by reference).

Exhibit 4(a) Senior Debt Securities Indenture, dated as of March 1, 1997, among Northwest, NWA Corp. and State Street Bank & Trust
                    Company, ("State Street"), as Trustee, relating to the Senior Debt Securities of Northwest.

Exhibit 4(b)        Form of Senior Subordinated Debt Securities Indenture among
                    Northwest, NWA Corp. and State Street, as Trustee, relating to the Senior Subordinated Debt Securities of Northwest
                    (filed as Exhibit 4(b) to the S-3 and incorporated herein by reference).

Exhibit 4(c)        Form of Senior Debt Securities of Northwest.

Exhibit 4(d)        Form of Senior Subordinated Debt Securities of Northwest.

Exhibit 4(e)        Form of Warrant Agreement for Warrants to Purchase Debt
                    Securities of Northwest that are Sold Attached to Debt
                    Securities of Northwest (filed as Exhibit 4(g) to the S-3 and incorporated herein by reference).

Exhibit 4(f) Form of Warrant to Purchase Debt Securities of Northwest that are Sold Attached to Debt Securities of Northwest
                    (included as part of Exhibit 4(e)).

Exhibit 4(g)        Form of Warrant Agreement for Warrants to Purchase Debt
                    Securities of Northwest that are Sold Alone (filed as
                    Exhibit 4(i) to the S-3 and incorporated herein by reference).

Exhibit 4(h) Form of Warrant to Purchase Debt Securities of Northwest that are Sold Alone (included as part of Exhibit 4(g)).

Exhibit 4(i) Pass Through Trust Agreement, dated as of June 3, 1996, among NWA Corp., Northwest and State Street, as Trustee, relating to Pass Through Certificates of Northwest.

Exhibit 4(j)        Form of Pass Through Certificate (included as part of
                    Exhibit 4(i)).

Exhibit 4(k)        Second Amended and Restated Certificate of Incorporation of
                    NWA Corp. (filed as Exhibit 3.1 to NWA Corp.'s Registration
                    Statement on Form S-1, File No. 33-74210 (the "S-1") and incorporated herein by reference).

Exhibit 4(l)        Certificate of Amendment to the Second Amended and Restated
                    Certificate of Incorporation of NWA Corp. (filed as Exhibit
                    3.3 to the S-1 and incorporated herein by reference).

Exhibit 4(m)        Amended and Restated By-Laws of NWA Corp. (filed as Exhibit
                    3.2 to the S-1 and incorporated herein by reference).

Exhibit 4(n)        Restated Certificate of Incorporation of Northwest (filed as
                    Exhibit 4(s) to the S-3 and incorporated herein by reference).

Exhibit 4(o)        Bylaws of Northwest (filed as Exhibit 4(t) to the
                    Registration Statement on Form S-3 (File No. 333-2516) and incorporated herein by reference).

Exhibit 4(p)        Amended and Restated Certificate of Designation of Series A
                    Preferred Stock of NWA Corp. (included in Exhibit 4(k)).

Exhibit 4(q)        Amended and Restated Certificate of Designation of Series B
                    Preferred Stock of NWA Corp. (included in Exhibit 4(k)).

Exhibit 4(r)        Certificate of Designation of Series C Preferred Stock of
                    NWA Corp. (included in Exhibit 4(k)).

Exhibit 4(s)        Certificate of Designation of Series D Junior Participating
                    Preferred Stock of NWA Corp. (filed as Exhibit A to Exhibit
                    1 to NWA Corps.'s Current Report on Form 8-K dated November
                    16, 1995 and incorporated herein by reference).

Exhibit 4(t) The Registrants hereby agree to furnish to the Commission, upon request, copies of certain instruments defining the rights of holders of long-term debt of the kind described in
                    Item 601(b)(4) of Regulation S-K.

Exhibit 5 Opinion of Simpson Thacher & Bartlett as to the legality of the Securities.

Exhibit 8           Tax Opinion of Cadwalader, Wickersham & Taft relating to
                    Pass Through Certificates.

Exhibit 23(a)       Consent of Ernst & Young LLP.*

Exhibit 23(b)       Consent of Simpson Thacher & Bartlett (included as part of
                    Exhibit 5).

Exhibit 23(c) Consent of Cadwalader, Wickersham & Taft (included as part of Exhibit 8).

Exhibit 24          Powers of Attorney (included in signature pages II-6 and
                    II-8 of registration statement as initially filed).

Exhibit 25(a)       Form T-1 Statement of Eligibility under the Trust Indenture
                    Act of 1939, as amended (the "Trust Indenture Act"), of
                    State Street, as Trustee under the Senior Debt Securities
                    Indenture of Northwest and NWA Corp. (filed as Exhibit 25.1 to NWA Corp.'s Current Report on Form 8-K, dated March 6,
                    1997 and incorporated herein by reference).

Exhibit 25(b)       Form T-1 Statement of Eligibility under the Trust Indenture
                    Act of State Street, as Trustee under the Senior
                    Subordinated Debt Securities Indenture of Northwest and NWA
                    Corp. and the Pass Through Trust Agreement of NWA Corp. and
                    Northwest.

--------------

*Filed herewith.

ITEM 17. UNDERTAKINGS

    (a) Each of the undersigned registrants hereby undertakes:

        (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

             (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

            (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement; and

            (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

    PROVIDED, HOWEVER, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the Registration Statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by NWA Corp. pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

        (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.


    (b) Each of the undersigned registrants hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of NWA Corp.'s annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    (c) Each of the undersigned registrants hereby undertakes if securities are to be offered pursuant to competitive bidding (1) to use its best efforts to distribute prior to the opening of bids, to prospective bidders, underwriters and dealers, a reasonable number of copies of a prospectus which at that time meets the requirements of section 10(a) of the Securities Act, and relating to the securities offered at competitive bidding, as contained in this Registration Statement, together with any supplements thereto, and (2) to file an amendment to this Registration Statement reflecting the results of bidding, the terms of the reoffering and related matters to the extent required by the applicable form, not later than the first use, authorized by the issuer after the opening of bids, of a prospectus relating to the securities offered at competitive bidding, unless no further public offering of such securities by the issuer and no reoffering of such securities by purchasers is proposed to be made.

    (d) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrants pursuant to the foregoing provisions, or otherwise, the registrants have been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by a registrant of expenses incurred or paid by a director, officer or controlling person of such registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the applicable registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.


    (e) Each of the undersigned registrants hereby undertakes to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Trust Indenture Act.

                                   SIGNATURES


    PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, NORTHWEST AIRLINES, INC. HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED IN THE CITY OF EAGAN, STATE OF MINNESOTA, ON JULY 2, 1997.


                                NORTHWEST AIRLINES, INC.

                                By:           /s/ DOUGLAS M. STEENLAND
                                     ------------------------------------------
                                                Douglas M. Steenland
                                               SENIOR VICE PRESIDENT,
                                            GENERAL COUNSEL AND SECRETARY

    PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


               SIGNATURE                                    TITLE                          DATE
----------------------------------------   ----------------------------------------   --------------

                   *                       President, Chief Executive Officer and
 -------------------------------------      Director (Principal Executive Officer)    July 2, 1997
            John H. Dasburg

                   *                       Executive Vice President and Chief
 -------------------------------------      Financial Officer (Principal Financial    July 2, 1997
           James A. Lawrence                Officer)

                   *                       Vice President and Chief Accounting
 -------------------------------------      Officer (Principal Accounting Officer)    July 2, 1997
           Mark W. Osterberg

                   *
 -------------------------------------     Director                                   July 2, 1997
           Alfred A. Checchi

                   *
 -------------------------------------     Chairman of the Board of Directors         July 2, 1997
             Gary L. Wilson

                   *
 -------------------------------------     Director                                   July 2, 1997
            Richard C. Blum

                   *
 -------------------------------------     Director                                   July 2, 1997
              Thomas Ducy

                   *
 -------------------------------------     Director                                   July 2, 1997
           Marvin L. Griswold

                   *
 -------------------------------------     Director                                   July 2, 1997
           Thomas L. Kempner

               SIGNATURE                                    TITLE                          DATE
----------------------------------------   ----------------------------------------   --------------

                   *
 -------------------------------------     Director                                   July 2, 1997
           Frederic V. Malek

                   *
 -------------------------------------     Director                                   July 2, 1997
           Walter F. Mondale

                   *
 -------------------------------------     Director                                   July 2, 1997
             V.A. Ravindran

                   *
 -------------------------------------     Director                                   July 2, 1997
            George J. Vojta

                   *
 -------------------------------------     Director                                   July 2, 1997
            Duane E. Woerth



*By:       /s/ DOUGLAS M. STEENLAND                                                   July 2, 1997
      ----------------------------------
             Douglas M. Steenland
               ATTORNEY-IN-FACT

                                   SIGNATURES


    PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, NORTHWEST AIRLINES CORPORATION HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED IN THE CITY OF EAGAN, STATE OF MINNESOTA, ON JULY 2, 1997.


                                NORTHWEST AIRLINES CORPORATION

                                By:           /s/ DOUGLAS M. STEENLAND
                                     ------------------------------------------
                                                Douglas M. Steenland
                                               SENIOR VICE PRESIDENT,
                                            GENERAL COUNSEL AND SECRETARY

    PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


               SIGNATURE                                    TITLE                          DATE
----------------------------------------   ----------------------------------------   --------------

                   *                       President, Chief Executive Officer and
 -------------------------------------      Director (Principal Executive Officer)    July 2, 1997
            John H. Dasburg

                   *                       Executive Vice President and Chief
 -------------------------------------      Financial Officer (Principal Financial    July 2, 1997
           James A. Lawrence                Officer)

                   *                       Vice President and Chief Accounting
 -------------------------------------      Officer (Principal Accounting Officer)    July 2, 1997
           Mark W. Osterberg

                   *
 -------------------------------------     Director                                   July 2, 1997
           Alfred A. Checchi

                   *
 -------------------------------------     Chairman of the Board of Directors         July 2, 1997
             Gary L. Wilson

                   *
 -------------------------------------     Director                                   July 2, 1997
            Richard C. Blum

                   *
 -------------------------------------     Director                                   July 2, 1997
              Thomas Ducy

                   *
 -------------------------------------     Director                                   July 2, 1997
           Marvin L. Griswold

                   *
 -------------------------------------     Director                                   July 2, 1997
           Thomas L. Kempner

               SIGNATURE                                    TITLE                          DATE
----------------------------------------   ----------------------------------------   --------------

                   *
 -------------------------------------     Director                                   July 2, 1997
           Frederic V. Malek

                   *
 -------------------------------------     Director                                   July 2, 1997
           Walter F. Mondale

                   *
 -------------------------------------     Director                                   July 2, 1997
             V.A. Ravindran

                   *
 -------------------------------------     Director                                   July 2, 1997
            George J. Vojta

                   *
 -------------------------------------     Director                                   July 2, 1997
            Duane E. Woerth



*By:       /s/ DOUGLAS M. STEENLAND                                                   July 2, 1997
      ----------------------------------
             Douglas M. Steenland
               ATTORNEY-IN-FACT

                                 EXHIBIT INDEX


                                                                                                        SEQUENTIALLY
     EXHIBIT                                                                                              NUMBERED
     NUMBER        DESCRIPTION                                                                              PAGE
-----------------  ---------------------------------------------------------------------------------  -----------------
Exhibit 1(a)       Form of Underwriting Agreement for Debt Securities or Warrants to Purchase Debt
                   Securities of Northwest Airlines, Inc. ("Northwest").*

Exhibit 1(b)       Form of Underwriting Agreement for Pass Through Certificates of Northwest (filed as Exhibit 1(b) to the Registration Statement on Form S-3 (file No. 33-74772)
                   (the "S-3") and incorporated herein by reference).

Exhibit 4(a)       Senior Debt Securities Indenture, dated as of March 1, 1997, among Northwest,
                   Northwest Airlines Corporation ("NWA Corp.") and State Street Bank and Trust
                   Company, ("State Street"), as Trustee, relating to the Senior Debt Securities of
                   Northwest.

Exhibit 4(b)       Senior Subordinated Debt Securities Indenture among Northwest, NWA Corp. and
                   State Street, as Trustee, relating to the Senior Subordinated Debt Securities of
                   Northwest.

Exhibit 4(c)       Form of Senior Debt Securities of Northwest.

Exhibit 4(d)       Form of Senior Subordinated Debt Securities of Northwest.

Exhibit 4(e)       Form of Warrant Agreement for Warrants to Purchase Debt Securities of Northwest
                   that are Sold Attached to Debt Securities of Northwest (filed as Exhibit 4(g) to the S-3 and incorporated herein by reference).

Exhibit 4(f)       Form of Warrant to Purchase Debt Securities of Northwest that are Sold Attached to Debt Securities of Northwest (included as part of Exhibit 4(e)).

Exhibit 4(g)       Form of Warrant Agreement for Warrants to Purchase Debt Securities of Northwest
                   that are Sold Alone (filed as Exhibit 4(i) to the S-3 and incorporated herein by reference).

Exhibit 4(h)       Form of Warrant to Purchase Debt Securities of Northwest that are Sold Alone
                   (included as part of Exhibit 4(g)).

Exhibit 4(i)       Pass Through Trust Agreement, dated as of June 3, 1996, among NWA Corp.,
                   Northwest and State Street, as Trustee, relating to Pass Through Certificates of
                   Northwest.

Exhibit 4(j)       Form of Pass Through Certificate (included as part of Exhibit 4(i)).

Exhibit 4(k)       Second Amended and Restated Certificate of Incorporation of NWA Corp. (filed as
                   Exhibit 3.1 to NWA Corp.'s Registration Statement on Form S-1, File No. 33-74210
                   (the "S-1") and incorporated herein by reference).

Exhibit 4(l)       Certificate of Amendment to the Second Amended and Restated Certificate of
                   Incorporation of NWA Corp. (filed as Exhibit 3.3 to the S-1 and incorporated herein by reference).

Exhibit 4(m)       Amended and Restated By-Laws of NWA Corp. (filed as Exhibit 3.2 to the S-1 and incorporated herein by reference).

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                                                                                                        SEQUENTIALLY
     EXHIBIT                                                                                              NUMBERED
     NUMBER        DESCRIPTION                                                                              PAGE
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
Exhibit 4(n)       Restated Certificate of Incorporation of Northwest (filed as Exhibit 4(s) to the
                   S-3 and incorporated herein by reference).

Exhibit 4(o)       Bylaws of Northwest (filed as Exhibit 4(t) to the Registration Statement on Form
                   S-3 (File No. 333-2516) and incorporated herein by reference).

Exhibit 4(p)       Amended and Restated Certificate of Designation of Series A Preferred Stock of
                   NWA Corp. (included in Exhibit 4(k)).

Exhibit 4(q)       Amended and Restated Certificate of Designation of Series B Preferred Stock of
                   NWA Corp. (included in Exhibit 4(k)).

Exhibit 4(r)       Certificate of Designation of Series C Preferred Stock of NWA Corp. (included in
                   Exhibit 4(k)).

Exhibit 4(s)       Certificate of Designation of Series D Junior Participating Preferred Stock of
                   NWA Corp. (filed as Exhibit A to Exhibit 1 to NWA Corps.'s Current Report on Form
                   8-K dated November 16, 1995 and incorporated herein by reference).

Exhibit 4(t)       The Registrants hereby agree to furnish to the Commission, upon request, copies of certain instruments defining the rights of holders of long-term debt of the kind described in Item 601(b)(4) of Regulation S-K.

Exhibit 5          Opinion of Simpson Thacher & Bartlett as to the legality of the Securities.

Exhibit 8          Tax Opinion of Cadwalader, Wickersham & Taft relating to Pass Through
                   Certificates.

Exhibit 23(a)      Consent of Ernst & Young LLP.*

Exhibit 23(b)      Consent of Simpson Thacher & Bartlett (included as part of Exhibit 5(a)).

Exhibit 23(c)      Consent of Cadwalader, Wickersham & Taft (included as part of Exhibit 8).

Exhibit 24         Powers of Attorney (included in signature pages II-6 and II-8 of registration statement as initially filed).

Exhibit 25(a)      Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 (the
                   "Trust Indenture Act"), as amended, of State Street, as Trustee under the Senior
                   Debt Securities Indenture of Northwest and NWA Corp., (filed as Exhibit 25.1 to
                   NWA Corp.'s Current Report on Form 8-K, dated March 6, 1997 and incorporated herein by reference).

Exhibit 25(b)      Form T-1 Statement of Eligibility under the Trust Indenture Act of State Street, as Trustee under the Senior Subordinated Debt Securities Indenture of Northwest
                   and NWA Corp. and the Pass Through Trust Agreement of NWA Corp. and Northwest.
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*Filed herewith.

                                     II-11